VARIABLE INVESTORS SERIES TRUST
                                 2122 YORK ROAD
                            OAK BROOK, ILLINOIS 60523

                                                                   June 23, 1999

Dear Shareholder:

         Warburg Pincus Asset Management, Inc. ("Warburg") is the sub-adviser to the Growth & Income Portfolio (the "Portfolio") of the Variable Investors Series Trust (the "Trust"). On February 15, 1999 the parent companies of Warburg entered into an agreement with Credit Suisse Group ("Credit Suisse") pursuant to which Credit Suisse will acquire Warburg. Following such acquisition, Credit Suisse intends to combine Warburg with its existing U.S. asset management business. As a result of this two-stage transaction, it is necessary for the shareholders of the Portfolio to approve a new investment sub-advisory agreement. The acquisition will not affect the current level of advisory services provided to the Portfolio and the contractual advisory fee paid to the new sub-adviser will remain the same.

         THE BOARD OF TRUSTEES BELIEVES THAT THE PROPOSAL SET FORTH IN THE NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Your vote is important. PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Respectfully,




/s/ Arnold R. Bergman
Arnold R. Bergman
Secretary

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                         VARIABLE INVESTORS SERIES TRUST

                            GROWTH & INCOME PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of the Growth & Income Portfolio (the "Portfolio") of Variable Investors Series Trust (the "Trust") will be held at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523, on July 30, 1999, at 10:00 a.m., local time, to approve or disapprove a new investment sub-advisory agreement for the Portfolio between First Variable Advisory Services Corp. and a direct or indirect U.S. investment advisory subsidiary of Credit Suisse Group.
         The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.
         Holders of record of shares of the Portfolio at the close of business on June 15, 1999 are entitled to vote at the Special Meeting and at any adjournments thereof.
                                              By order of the Board of Trustees,



                                                            /s/Arnold R. Bergman
                                                               Arnold R. Bergman
                                                                       Secretary

June 23, 1999

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTION, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL NOTICED ABOVE.
THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE PORTFOLIO AS OF DECEMBER 31, 1998, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 228-1035 OR WRITING TO THE TRUST AT 2122 YORK ROAD, OAK BROOK, ILLINOIS 60523. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.
THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT.

                             YOUR VOTE IS IMPORTANT.

                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                                 2122 YORK ROAD
                            OAK BROOK, ILLINOIS 60523

                     PROXY STATEMENT FOR THE SPECIAL MEETING
                    OF SHAREHOLDERS TO BE HELD JULY 30, 1999

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Variable Investors Series Trust (the "Trust") for use at the Special Meeting of Shareholders of the Growth & Income Portfolio (the "Portfolio"), to be held at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523, on July 30, 1999 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

VOTING

         The Trust was established to be used exclusively as the underlying investment for certain variable life insurance and variable annuity contracts ("Variable Contracts") offered by certain participating life insurance companies through their separate accounts. First Variable Life Insurance Company ("First Variable Life") is the only participating life insurance company in the Portfolio and First Variable Life and certain of its separate accounts are the only shareholders. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), First Variable Life will solicit voting instructions from owners of Variable Contracts (the "Contract Owners") with respect to matters to be acted upon at the Special Meeting. All shares in the Portfolio held by First Variable Life or one of its separate accounts will be voted by First Variable Life in accordance with voting instructions received from the Contract Owners. First Variable Life will vote all of the shares which it is entitled to vote in the same proportion as the votes cast by the Contract Owners on the issues presented, including shares which are attributable to interests of First Variable Life and certain of its separate accounts in the Portfolio. First Variable Life has fixed the close of business on July 26, 1999 as the last day for which voting instructions will be accepted.

         The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities" as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio.

         If the accompanying form of proxy is properly executed and returned in time to be voted at the Special Meeting, the shares covered thereby will be voted by First Variable Life in accordance with the instructions marked thereon. Executed proxies that are unmarked will be voted for the proposal to approve the proposed New Sub-Advisory Agreement (defined below) for the Portfolio. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The proposal being considered at the Special Meeting will be approved only if a sufficient number of votes is cast in favor of the proposal. Accordingly, votes to abstain and votes against will have the same effect in determining whether the proposal is approved.

         The Board has fixed the close of business on June 15, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to a vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share.

         As of the Record Date, there were 1,681,569.571 shares of the Portfolio outstanding. As of the Record Date, all of the shares of the Portfolio were owned by First Variable Life, First Variable Annuity Fund A, First Variable Annuity Fund E, and First Variable Separate Account VL. First Variable Annuity Funds A and E and First Variable Separate Account VL are separate accounts of First Variable Life. Their shares will be voted in accordance with voting instructions received from Contract Owners as described above. The amount owned beneficially by the officers and Trustees of the Trust, as a group, is less than one percent of the Portfolio's outstanding shares.

         The Notice, this Proxy Statement and the accompanying proxy card will be first mailed to shareholders on or about June 23, 1999.

         The purpose of the Special Meeting is to permit the Portfolio's shareholders to consider a New Sub-Advisory Agreement (defined below).

         The costs of the Special Meeting, including the solicitation of proxies and voting instructions from Contract Owners, will be paid by Warburg Pincus Asset Management, Inc. ("Warburg"), the current investment sub-adviser to the Portfolio, and Credit Suisse Group ("Credit Suisse").

         If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of the proposal described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting.

                PROPOSAL: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

DESCRIPTION OF SUB-ADVISER AND CERTAIN EVENTS

         Warburg currently acts as the investment sub-adviser for the Portfolio pursuant to a sub-advisory agreement (the "Current Sub-Advisory Agreement") entered into with First Variable Advisory Services Corp. (the "Adviser"), the investment adviser for the Portfolio.

         On February 15, 1999, the parent companies of Warburg entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with Credit Suisse. Under the terms of the Merger Agreement, Credit Suisse will acquire the direct parent company of Warburg (the "Acquisition"). Upon consummation of the Acquisition, Credit Suisse intends to combine Warburg with Credit Suisse's existing U.S. asset management business (the "Reorganization"), and such combined businesses are expected to be conducted by a single direct or indirect wholly-owned U.S. subsidiary of Credit Suisse, which would be organized as a limited liability company or a corporation (the "New Sub-Adviser").

         Following consummation of the Reorganization, the New Sub-Adviser would act as the investment sub-adviser to the Portfolio, as further described below. It is currently anticipated that the New Sub-Adviser will operate under the name "Credit Suisse Asset Management" (followed by an indication of its status as a limited liability company or a corporation). However, it is possible that the Acquisition will be consummated but that the Reorganization will be delayed or ultimately not consummated, in which case Warburg (under Credit Suisse ownership) would continue to act as the investment sub-adviser to the Portfolio until such time (if ever) as the Reorganization is consummated. The Acquisition and the Reorganization are together referred to herein as the "Merger". Upon completion of the Reorganization, the headquarters of the New Sub-Adviser will be in New York; until completion of the Reorganization, the headquarters of Warburg are expected to remain in New York.

THE NEW SUB-ADVISER

         Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management ("CSAM") (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

         CSAM is the global institutional asset management and mutual fund arm of Credit Suisse. CSAM employs approximately 1,600 people worldwide and has global assets under management of approximately $210 billion in multiple product services, including equities, fixed income, derivatives and balanced portfolios. The principal worldwide business address of CSAM is Uetlibergstrasse 231, CH 8045, Zurich, Switzerland.

         CSAM's U.S. asset management business, formerly known as BEA Associates, changed its name to CSAM in January 1999 to more accurately reflect its integration into Credit Suisse Asset Management and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. In the U.S., CSAM is an investment manager for corporate and state pension funds, endowments and other institutions and has U.S. assets under management of approximately $35 billion. The principal U.S. business address of CSAM's U.S. operations is 153 East 53rd Street, New York, NY 10022.

         Currently, CSAM is organized as a general partnership with two general partners, Credit Suisse Capital Corp. and Credit Suisse Advisors Corp. As part of the Reorganization, CSAM will reorganize as a limited liability company or a corporation, which will be a direct or indirect wholly-owned U.S. subsidiary of Credit Suisse. This entity will be the New Sub-Adviser of the Portfolio.

         William W. Priest will be the Chief Executive Officer of the New Sub-Adviser. Since 1990, Mr. Priest has been the Chairman of the Management Committee, Chief Executive Officer and Executive Director of CSAM (U.S.). Mr. Priest is a director of TIG Holdings, Inc. and of other investment companies advised by CSAM.

         It is anticipated that the directors of the New Sub-Adviser will be Philip Ryan, Agnes Reicke, Hal Liebes and Michael Guarasci, each of whom is currently an executive officer of Credit Suisse and/or its affiliates. The business address for Mr. Ryan is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ England. The business address for Ms. Reicke is Uetlibergstrasse 231, CH 8045, Zurich, Switzerland. The business address for Messrs. Liebes and Guarasci is 153 East 53rd Street, New York, NY 10022. The New Sub-Adviser will also have an operating committee consisting of senior investment professionals drawn from the combined resources of Warburg and CSAM.

         None of the officers or Trustees of the Trust are officers or directors of the New Sub-Adviser.

THE MERGER

         The Acquisition and the Reorganization are expected to be consummated simultaneously. In such event, consummation of the Merger would constitute a single "assignment," as that term is defined in the 1940 Act, of the Portfolio's

Current Sub-Advisory Agreement with Warburg. As required by the 1940 Act, the Current Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Merger, a new investment sub-advisory agreement (the "New Sub-Advisory Agreement" together with the Current Sub-Advisory Agreement, the "Advisory Agreement") between the Adviser and the New Sub-Adviser is being proposed for approval by shareholders of the Portfolio to take effect upon consummation of the Acquisition and Reorganization. However, if the Acquisition is consummated but the Reorganization is delayed or not ultimately consummated, the New Sub-Advisory Agreement would take effect between the Adviser and Warburg (under Credit Suisse ownership) upon consummation of the Acquisition, and would remain in effect with Warburg until such time (if ever) as the Reorganization is consummated; approval of the New Sub-Advisory Agreement at the Special Meeting will constitute shareholder approval for the New Sub-Advisory Agreement to take effect with the New Sub-Adviser if the Acquisition and the Reorganization are consummated simultaneously, and to take effect with Warburg if the Acquisition is consummated prior to consummation of the Reorganization.

         In the event that the Acquisition and the Reorganization are not simultaneously consummated, upon consummation of the Reorganization, the New Sub-Advisory Agreement would be transferred to the New Sub-Adviser as part of the combination of the businesses of Warburg and Credit Suisse's existing U.S. asset management business, and the New Sub-Adviser thereafter would act as the investment sub-adviser to the Portfolio pursuant to the New Sub-Advisory Agreement. If not consummated simultaneously with the Acquisition, consummation of the Reorganization could be deemed to constitute a second "assignment" of the Portfolio's investment sub-advisory agreement (which would result in its automatic termination, as discussed above); approval of the New Sub-Advisory Agreement at the Special Meeting also will constitute shareholder approval for the New Sub-Advisory Agreement to take effect with the New Sub-Adviser upon consummation of the Reorganization (if consummated) in the event that the Reorganization is consummated after consummation of the Acquisition.

         A copy of the New Sub-Advisory Agreement is attached hereto as Exhibit
A. THE NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO IS IN ALL RESPECTS ON THE SAME TERMS AS THE CURRENT SUB-ADVISORY AGREEMENT (except that the New Sub-Adviser will be the investment sub-adviser following consummation of the Reorganization). The material terms of the Current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreement" below.

BOARD RECOMMENDATION

         On March 4, 1999, the Board voted unanimously to approve the New Sub-Advisory Agreement and to recommend its approval to shareholders.

         The Board recommends that the Portfolio's shareholders vote in favor of the approval of the New Sub-Advisory Agreement.

BOARD EVALUATION

         On March 4, 1999, representatives of Warburg and Credit Suisse met in person with the Board. At that time, the representatives described the general terms of the Merger and the anticipated benefits for the Warburg organization and for the Portfolio and Warburg's other investment advisory clients. The Board was also presented with additional information regarding the Merger, including the general terms of the Merger and additional information regarding Credit Suisse and its affiliates, including its existing U.S. asset management business. The Board also obtained assurances that the legal and proxy costs relating to the Merger would be borne by Warburg and Credit Suisse. The Board discussed this information among themselves and with representatives of Warburg and Credit Suisse. They were assisted in their review of this information by their independent legal counsel.

         In the course of these discussions, Warburg advised the Board that it did not expect that the proposed Merger would have a material effect on the operations of the Portfolio or its shareholders. In addition, Warburg advised the Board that no changes to the individuals responsible for the day-to-day management of the Portfolio are currently expected and that senior executives of Warburg are expected to retain similar positions in the combined firm following consummation of the Reorganization. However, Warburg has advised the Board that, as a result of its operations being combined with Credit Suisse's existing U.S. asset management business, it is possible that changes in certain personnel and service providers currently involved in providing services to the Portfolio may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Board, Warburg and Credit Suisse representatives also emphasized the strengths of the Credit Suisse organization and its commitment to provide the combined asset management organization with the resources necessary to continue to provide high quality services to the Portfolio and other investment advisory clients of the organization.

         During the course of its deliberations, the Board considered a variety of factors including the nature, quality and extent of the services that Warburg has provided and the New Sub-Adviser will provide to the Portfolio; the continuity from and quality of personnel from Warburg to the New Sub-Adviser; the maintenance of the identical contractual advisory fee rates; the substantially identical nature of the Current Sub-Advisory Agreement to the New Sub-Advisory Agreements (other than the change to the New Sub-Adviser as the investment adviser upon consummation of the Reorganization); and the likely impact of the Merger on the Portfolio and Warburg's asset management operations.

         In addition to the foregoing factors, the Board gave careful consideration to the anticipated strengths of the combined organization and the resources and commitment of Credit Suisse, the parent company of the New Sub-Adviser, to emphasize high-quality services. In connection with the foregoing, the Board considered, among other things, Credit Suisse and the New Sub-Adviser's financial resources to attract top quality personnel and develop its investment and operational capabilities.

         The Board considered the foregoing factors with respect to the Portfolio. In its deliberations, the Board considered the above factors as they relate to Warburg under the assumption that both the Reorganization is consummated and that, alternatively, it is not.

         The Board then unanimously approved the New Sub-Advisory Agreement.

DESCRIPTION OF THE CURRENT SUB-ADVISORY AGREEMENT

         Under the Current Sub-Advisory Agreement, subject to the oversight and review of the Adviser and the Board, Warburg manages the investment and reinvestment of the assets of the Portfolio. Specifically, Warburg determines the investments to be purchased or sold, provides the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and renders regular reports to the Adviser and to officers and trustees of the Trust.

         In return for the services provided by Warburg as investment sub-adviser, the Adviser pays Warburg an annualized advisory fee equal to .50 of 1% of the average daily net assets of the Portfolio, which is accrued daily and payable monthly. For fiscal year 1998, the Sub-Adviser was paid an advisory fee rate of 0.50%, and an aggregate fee of $134,066.

         Under the Current Sub-Advisory Agreement, Warburg is responsible for all expenses incurred by it in the performance of its duties, which does not include expenses of the Trust or the Portfolio, such as brokerage fees and commissions and taxes.

         The Current Sub-Advisory Agreement further provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties thereunder on the part of Warburg, Warburg shall not be liable to Adviser, the Trust, the Portfolio or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses sustained in the purchase, holding or sale of any securities.

         The Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by Warburg, the Adviser or the Trust on behalf of the Portfolio. The Trust may agree to terminate the Current Sub-Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio, or by a vote of the Board. As stated above, the Current Sub-Advisory Agreement automatically terminates in the event of its assignment.

         Warburg has acted as the investment adviser for the Portfolio since its inception. The Current Sub-Advisory Agreement was last approved by the Board on March 4, 1999 for an additional term of one year. The Current Sub-Advisory Agreement was submitted to shareholders prior to its becoming effective, as required by the 1940 Act.
                                       7

         The following table sets forth the contractual advisory fee rate and net assets as of April 30, 1999 of other U.S. registered investment companies advised by Warburg and CSAM with similar investment policies and objectives as the Portfolio.

                                                                   CONTRACTUAL
                                          NET ASSETS AS OF         ADVISORY FEE
NAME OF FUND                               APRIL 30, 1999            RATE (+)
--------------------------------------------------------------------------------

WARBURG ADVISED FUNDS

Warburg Pincus Growth &
     Income Fund                           $800,205,636           0.75%

Warburg Pincus Institutional
     Fund, Inc. - Value Portfolio          $58,910,087            0.75% (0.36%)

Warburg Pincus Trust -
     Growth & Income Portfolio             $14,380,769            0.75% (0%)

Jefferson Pilot Variable Fund, Inc. -
     Growth & Income Portfolio             $66,833,467            0.50%

CSAM ADVISED FUNDS

American General Annuity - Credit
     Suisse Growth & Income Fund           $19,878,524            0.50%

------------------
+ Advisory fee rate after waivers and/or expense limitations, if applicable, appears in parentheses next to the contractual advisory fee rate.



THE NEW SUB-ADVISORY AGREEMENT

         Other than identification of the New Sub-Adviser and the execution and termination dates, the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement. In particular, the contractual advisory fee rate paid by the Adviser will not be changed.

         The New Sub-Advisory Agreement for the Portfolio will be dated as of the date of the consummation of the Acquisition, which is expected to occur in mid-1999. The New Sub-Advisory Agreement will be in effect until June 30, 2001, and may continue thereafter from year to year only if specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Portfolio at a meeting called for such purpose. In the event that shareholders of the Portfolio do not approve the New Sub-Advisory Agreement, the corresponding Current Sub-Advisory Agreement will remain in effect until the closing of the Acquisition, at which time it would terminate. In such event, the Board will take such action as it deems to be in the best interests of the Portfolio and its shareholders. In the event the Acquisition is not consummated, Warburg will continue to provide services to the Portfolio in accordance with the terms of the Current Sub-Advisory Agreement for such periods as may be approved at least annually by the Board.

         Warburg, CSAM and certain other parties applied for and were granted an exemptive order from the Securities and Exchange Commission which permits the New Sub-Advisory Agreement between the Adviser and the New Sub-Adviser to go into effect without shareholder approval beginning on the consummation of the Merger and continuing for a period of up to 150 days, through the date on which the New Sub-Advisory Agreement is approved or disapproved by the shareholders of the Portfolio. The terms of the exemptive order allow the New Sub-Adviser to receive sub-advisory fees pursuant to the New Sub-Advisory Agreement, provided that such fees are held in escrow pending shareholder approval for the New Sub-Advisory Agreement.

DIFFERENCES BETWEEN THE CURRENT AND NEW SUB-ADVISORY AGREEMENT

         The New Sub-Advisory Agreement is substantially the same as the Current Sub-Advisory Agreement in all material respects (except that the New Sub-Adviser will become a party to the New Sub-Advisory Agreement following the consummation of the Reorganization (if consummated)).

REQUIRED VOTE

         Approval of the New Sub-Advisory Agreement for the Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio as defined in the 1940 Act. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE CONTRACT OWNERS OF THE PORTFOLIO VOTE IN FAVOR OF THIS PROPOSAL.

OTHER MATTERS

         The Board of Trustees knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is intended that the proxies will vote thereon in their discretion.

By order of the Board of Trustees,




/s/ Arnold R. Bergman
Arnold R. Bergman
Secretary

Dated: June 23, 1999
Oak Brook, Illinois

                                                                       EXHIBIT A

                                     FORM OF
                      NEW INVESTMENT SUB-ADVISORY AGREEMENT

                         VARIABLE INVESTORS SERIES TRUST

                             SUB-ADVISORY AGREEMENT

         This Agreement is made between FIRST VARIABLE ADVISORY SERVICES CORP., a Massachusetts corporation and a wholly-owned subsidiary of First Variable Life Insurance Company ("Life Company"), having its principal place of business in Boston, Massachusetts (hereinafter referred to as "Adviser"), and _____________ ASSET MANAGEMENT having its principal place of business in New York, New York (hereinafter referred to as "Sub-Adviser").

         WHEREAS, Variable Investors Series Trust (the "Trust"), an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended ("Act"), that is registered as such with the Securities and Exchange Commission has appointed Adviser as investment adviser for all its portfolios including the Growth & Income Portfolio (the "Portfolio"); and

         WHEREAS, Sub-Adviser is engaged in the business of rendering investment management services; and

         WHEREAS, Adviser desires to retain Sub-Adviser to provide certain investment management services for the Portfolio of the Trust as more fully described below;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Adviser hereby retains Sub-Adviser to assist Adviser in its capacity as investment adviser for the Portfolio. Subject to the oversight and review of Adviser and the Board of Trustees of the Trust, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio. Sub-Adviser will determine in its discretion, subject to the oversight and review of Adviser, the investments to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The services of Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

         2. Neither the Trust, Adviser, nor affiliated persons of the Trust or Adviser shall give any information or make any representations or statements concerning Sub-Adviser, except with the prior permission of Sub-Adviser.

         3. Sub-Adviser, in its supervision of the investments of the Portfolio, will be guided by the Portfolio's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Adviser to Sub-Adviser.

         4. Adviser shall pay to Sub-Adviser, for all services rendered to the Portfolio by Sub-Adviser hereunder, the fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, which shall not include expenses of the Trust or the Portfolio, such as brokerage fees and commissions and taxes.

         5. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not "interested persons", as defined in Section 2(a)(19) of the Act, of any party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Portfolio.

         6. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, as defined in Section 2(a)(42) of the Act, on sixty (60) days' written notice to Sub-Adviser, or by Adviser or Sub-Adviser upon not less than sixty (60) days' written notice to the other party. Notwithstanding any provision in this Agreement, if the requisite approval of the Portfolio's shareholders is not received within 150 days of the date of the acquisition of Warburg Pincus Asset Management, Inc. by Credit Suisse Group, this Agreement will terminate automatically.

         7. This Agreement may not be assigned by Adviser or Sub-Adviser and shall automatically terminate in the event of any assignment. Sub-Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

         8. Sub-Adviser represents and warrants that the Portfolio will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended and Treasury Regulations
Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations; provided, however, that Adviser shall promptly provide Sub-Adviser with copies of such Section 817(h) and

Regulation Section 1.817-5 as currently in effect and as modified or amended from time to time. Sub-Adviser will be relieved of this obligation and shall be held harmless when (i) the Portfolio is invested in compliance with the requirements of Section 817(h) and/or Regulation Section 1.817-5 as most recently provided to Sub-Adviser by Adviser or (ii) when direction from the Adviser or Trustees causes noncompliance with Section 817(h) and/or Regulation
Section 1.817-5. Sub-Adviser agrees to provide quarterly reports to Adviser, executed by a duly authorized officer of Sub-Adviser, within seven (7) days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Adviser may request and Sub-Adviser agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Adviser.

         9. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of Sub-Adviser ("disabling conduct"), neither Sub-Adviser, any affiliated person of Sub-Adviser nor any person who controls Sub-Adviser, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") shall be liable to Adviser, the Trust, the Portfolio or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         10. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act")) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

         11. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Act, of any party to this Agreement (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of the Portfolio by the holders of a majority of the outstanding voting securities of the Portfolio, as defined in Section 2(a)(42) of the Act.

         12. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         13. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit A to this Agreement.

         14. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Trust or such persons as the Adviser may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not necessarily limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

         15. Each party to this Agreement hereby acknowledges that it is registered as an investment adviser under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

                                    EXHIBIT A

                         VARIABLE INVESTORS SERIES TRUST

                            SUB-ADVISORY COMPENSATION

         For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, an annual fee as follows:

GROWTH & INCOME PORTFOLIO

        .50 of 1% on an annualized basis of the average daily net assets of the Portfolio.

        Such fees shall accrue daily and be paid monthly.

        Witness the due execution hereof as of this ____ day of _________, 1999.



                                        FIRST VARIABLE ADVISORY
                                        SERVICES CORP.

Attest:



_______________________________         By: ______________________________



                                        ____________ ASSET MANAGEMENT

Attest:



_______________________________         By: ______________________________

              INSTRUCTIONS TO FIRST VARIABLE LIFE INSURANCE COMPANY
                 FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE
                            GROWTH & INCOME PORTFOLIO
                                       OF
           VARIABLE INVESTORS SERIES TRUST TO BE HELD ON JULY 30, 1999
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      FIRST VARIABLE LIFE INSURANCE COMPANY


The undersigned hereby instructs First Variable Life Insurance Company (the "Company") to vote all shares of the Growth & Income Portfolio of VARIABLE INVESTORS SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on July 30, 1999, at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois and at any adjournment thereof, as indicated on the reverse side.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this proxy. Please sign, date and return.




                                           Dated: ________________________, 1999


                                           -------------------------------------
                                           Signature(s)

INSTRUCTIONS SOLICITED ON BEHALF OF FIRST VARIABLE LIFE INSURANCE
COMPANY

FIRST VARIABLE LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE
THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below.

                                                    FOR       AGAINST    ABSTAIN
                                                    ---       -------    -------
  1. To approve a new Sub-advisory Agreement       [   ]       [   ]       [   ]
     between First Variable Advisory Services
     Corp. and a direct or indirect U.S.
     investment advisory subsidiary of Credit
     Suisse Group (the "New Sub-Adviser"),
     such New Sub-Advisory Agreement to
     contain the same terms and conditions
     as the current Investment Sub-Advisory
     Agreement, except for the dates of
     execution and termination and the
     identification of the New Sub-Adviser.


                  IMPORTANT: Please sign on the reverse side.

                                      PROXY
                            GROWTH & INCOME PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


         KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Growth & Income Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on July 30, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

         1. To approve a New Sub-Advisory Agreement between First Variable Advisory Services Corp. and a direct or indirect U.S. investment advisory subsidiary of Credit Suisse Group (the "New Sub-Adviser"), such New Sub-Advisory Agreement to contain the same terms and conditions as the Current Investment Sub-Advisory Agreement, except for the dates of execution and termination and the identification of the New Sub-Adviser.

        FOR  [    ]            AGAINST  [    ]            ABSTAIN  [    ]

         Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                    Dated:  ____________________, 1999

                                    First Variable Life Insurance Company

                                    -------------------------------------
                                    Name of Insurance Company

                                    -------------------------------------
                                    Name and Title of Authorized Officer

                                    -------------------------------------
                                    Signature of Authorized Officer


GROWTH & INCOME PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Share in the Portfolio: